UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

Libbey Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (419) 325-2100

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	LBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, Libbey Inc. (the “Company” or “Libbey”) and its wholly owned subsidiaries, Libbey Glass Inc. (“Libbey Glass”) and Libbey Europe B.V. (“Libbey Europe”), are parties to an amended and restated credit agreement dated as of February 8, 2010 and amended as of April 29, 2011, May 18, 2012, April 9, 2014 and December 7, 2017 (as amended, the "ABL Facility"), with a group of four financial institutions. The ABL Facility provides for borrowings of up to $100.0 million, subject to certain borrowing base limitations, reserves and outstanding letters of credit and matures on December 7, 2022. At December 31, 2019, outstanding borrowings under the ABL Facility were $17.4 million (excluding $10.0 million in letters of credit and other reserves).

On March 19, 2020, the Company provided notice to the lenders to borrow $40.0 million under the ABL Facility (the “ABL Borrowing”). As of March 24, 2020, a total of $68.1 million was outstanding under the ABL Facility (excluding $10.0 million in letters of credit and other reserves), with $16.3 million of remaining availability. The current interest rate for the ABL Borrowing is 2.75%.

A copy of the ABL Facility was filed as an exhibit to the Company’s 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2010, and copies of the amendments to the ABL Facility were filed as exhibits to the Company’s 8-Ks filed with the SEC on May 3, 2011, May 23, 2012, April 11, 2014 and December 11, 2017. The material terms of the ABL Facility are described under “Note 6. Borrowings” of the Notes to Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 27, 2020, which descriptions are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

In response to the COVID-19 pandemic, Libbey has temporarily suspended or reduced operations at certain of its distribution facilities in the United States. These measures are in addition to those announced by the Company on March 19, 2020.

As the COVID-19 pandemic evolves, Libbey may take additional measures to protect health and safety, comply with applicable government orders, or respond to changes in market conditions. These additional measures may include, but are not necessarily limited to, temporarily suspending or reducing operations at additional manufacturing or distribution facilities or extending the duration of temporary suspensions, reductions or closures. The health and safety of Libbey’s associates, customers and the communities Libbey serves continues to be Libbey’s top priority.

The information furnished with this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Investors and others should note that we routinely announce material information, and may announce future developments related to the COVID-19 pandemic, to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Libbey Investors website. While not all of the information that we post to the Libbey Investors website is of a material nature, some information could be deemed to be material. Accordingly, we encourage investors, the media and others interested in Libbey to review the information that we share at the “Investors” link located at the bottom of the page on Libbey.com. Users may automatically receive email alerts and other information about Libbey when enrolling an email address by visiting “Email Alerts” on the website at investor.libbey.com.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect only the Company’s best assessment at this time and are indicated by words or phrases such as “goal,” “plan,” “expects,” “ believes,” “will,” “estimates,” “anticipates,” or similar phrases. These forward-looking statements include all matters that are not historical facts. They include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the impact of COVID-19 on our operations and the length of time of such impact, our results of operations, financial condition, liquidity, prospects, growth, strategies and the impact of COVID-19 on the industry in which we operate and the industries we serve. By their nature, forward-looking statements involve risks and uncertainties because they related to events and depend on circumstances that may or may not occur in the future. Investors are cautioned that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from these statements. Investors should not place undue reliance on such statements. Important factors potentially affecting performance include but are not limited to risks and uncertainties related to the impact of COVID-19 on the global economy, our associates, our customers and our operations, our high level of indebtedness and the availability and cost of credit; high interest rates that increase the Company’s borrowing costs or volatility in the financial markets that could constrain liquidity and credit availability; the inability to achieve savings and profit improvements at targeted levels in the Company’s operations or within the intended time periods; increased competition from foreign suppliers endeavoring to sell glass tableware, ceramic dinnerware and metalware in our core markets; global economic conditions and the related impact on consumer spending levels; major slowdowns or changes in trends in the retail, travel, restaurant and bar or entertainment industries, and in the retail and foodservice channels of distribution generally, that impact demand for our products; inability to meet the demand for new products; material restructuring charges related to involuntary employee terminations, facility sales or closures, or other various restructuring activities; significant increases in per-unit costs for natural gas, electricity, freight, corrugated packaging, and other purchased materials; our ability to borrow under our ABL credit agreement; protracted work stoppages related to collective bargaining agreements; increased pension expense associated with lower returns on pension investments and increased pension obligations; increased tax expense resulting from changes to tax laws, regulations and evolving interpretations thereof; devaluations and other major currency fluctuations relative to the U.S. dollar and the euro that could reduce the cost competitiveness of the Company's products compared to foreign competition; the effect of exchange rate changes to the value of the euro, the Mexican peso, the Chinese renminbi and the Canadian dollar and the earnings and cash flows of our international operations, expressed under U.S. GAAP; the effect of high levels of inflation in countries in which we operate or sell our products; the failure of our investments in e-commerce, new technology and other capital expenditures to yield expected returns; failure to prevent unauthorized access, security breaches and cyber-attacks to our information technology systems; compliance with, or the failure to comply with, legal requirements relating to health, safety and environmental protection; our failure to protect our intellectual property; and the inability to effectively integrate future business we acquire or joint ventures into which we enter. These and other risk factors that could cause results to differ materially from the forward-looking statements can be found in the Company’s Annual Report on Form 10-K and in the Company’s other filings with the SEC. Refer to the Company’s most recent SEC filings for any updates concerning these and other risks and uncertainties that may affect the Company’s operations and performance. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant

Date: March 25, 2020	By:	/s/ Juan Amezquita
Juan Amezquita
Senior Vice President, Chief Financial Officer